Financial risk management - Currency risk - Sensitivity Analysis (Details) - Currency risk - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Disclosure of nature and extent of risks arising from financial instruments [line items]
Percentage of reasonably possible increase in risk assumption	10.00%	10.00%
Percentage of reasonably possible decrease in risk assumption	10.00%	10.00%
Increase (decrease) in equity due to reasonably possible increase in designated risk component	$ 3,379	$ 6,532